UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              October 4, 2004


                        AMERICAN CHURCH MORTGAGE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


          Minnesota                    33-87570                41-1793975
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(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)


10237 Yellow Circle Drive, Minnetonka, MN                 55343
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code          (952) 945-9455
                                                            --------------


                                        n/a
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      (Former Name or Former Address, if Changed Since Last Report)

Item 8.01  Other Events

The Company earlier today filed a 424(b)(4) prospectus with respect to its Registration Statement on Form S-11 relating to the proposed sale of up to $23,000,000 of the Company's Series B Investor Certificates. The 424(b) prospectus was filed prematurely in error. The registration statement has not yet been declared effective and the 424(b) filing was made in error and should be disregarded. An appropriate filing will be made at a later time.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICAN CHURCH MORTGAGE COMPANY



Date: October 4, 2004                              By    /s/ Philip J. Myers
                                                         -------------------
                                                             Philip J. Myers
                                                             Its   President